EFFECTIVE AUGUST 23RD, 2004 UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549	OMB APPROVAL
OMB Number: 3235-0060 Expires: March 31, 2006 Estimated average burden hours per response.............................28.0

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 25, 2004

Poore Brothers, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14556	86-0786101
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 S. La Cometa Dr. Goodyear, AZ		85338
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (623) 932-6200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

GENERAL INSTRUCTIONS

A.            Rule as to Use of Form 8-K.

1. Form 8-K shall be used for current reports under Section 13 or 15(d) of the Securities Exchange Act of 1934, filed pursuant to Rule 13a-11 or Rule 15d-11 and for reports of nonpublic information required to be disclosed by Regulation FD (17 CFR 243.100 and 243.101).

2. Form 8-K may be used by a registrant to satisfy its filing obligations pursuant to Rule 425 under the Securities Act, regarding written communications related to business combination transactions, or Rules 14a-12 or Rule 14d-2(b) under the Exchange Act, relating to soliciting materials and pre-commencement communications pursuant to tender offers, respectively, provided that the Form 8-K filing satisfies all the substantive requirements of those rules (other than the Rule 425(c) requirement to include certain specified information in any prospectus filed pursuant to such rule).  Such filing is also deemed to be filed pursuant to any rule for which the box is checked.  A registrant is not required to check the box in connection with Rule 14a-12 or Rule 14d-2(b) if the communication is filed pursuant to Rule 425.  Communications filed pursuant to Rule 425 are deemed filed under the other applicable sections.  See Note 2 to Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2).

SEC 873 (6-04)	Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

not be declared effective unless financial statements meeting the requirements of Rule 3-05 of Regulation S-X (17 CFR 210.3-05) are provided. In addition, offerings should not be made pursuant to effective registration statements, or pursuant to Rules 505 and 506 of Regulation D (17 CFR 230.505 and 230.506) where any purchasers are not accredited investors under Rule 501(a) of that Regulation, until the audited financial statements required by Rule 3-05 or Regulation S-X (17 CFR 210.3-05) are filed; provided, however, that the following offerings or sales of securities may proceed notwithstanding that financial statements of the acquired business have not been filed:

(a) offerings or sales of securities upon the conversion of outstanding convertible securities or upon the exercise of outstanding warrants or rights;

(b) dividend or interest reinvestment plans;

(c) employee benefit plans;

(d) transactions involving secondary offerings; or

(e) sales of securities pursuant to Rule 144 (17 CFR 230.144).

ITEM	5.02	Departure of Directors or Principal Officers;
Election of Directors; Appointment of Principal Officers

(d) Election of a New Director

99.1         Press Release of Poore Brothers, Inc. dated August 26, 2004.

On Thursday, August 26, 2004, the Registrant issued a press release (attached hereto as Exhibit 99.1 and which is incorporated by reference herein) announcing the election of a Director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Poore Brothers, Inc.
(Registrant)

Date	August 27, 2004	/s/ Thomas W. Freeze
(Signature)

Thomas W. Freeze
Chief Executive Officer

* Print name and title of the signing officer under this signature.